EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements File Nos. 333-35605 and 333-66381.

                                        /s/ Arthur Andersen LLP

Hartford, Connecticut
August 16, 1999